SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Actof 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12


                     MH ELITE PORTFOLIO OF FUNDS, INC.
-------------------------------------------------------------------------
              Name of the Registrant as Specified In Its Charter

-------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        --------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

        --------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        --------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

        --------------------------------------------------------------------

        (5) Total fee paid:

        --------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        --------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement No.:

        --------------------------------------------------------------------

        (3) Filing Party:

        --------------------------------------------------------------------

        (4) Date Filed:

        --------------------------------------------------------------------

                      MH ELITE Portfolio of Funds, Inc.

                         MH Elite Fund of Funds
                      MH Elite Small Cap Fund of Funds

                            220 Russell Avenue
                         Rahway, New Jersey 07065
                             1-800-318-7969
                            www.mhelite.com

           NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD NOVEMBER 11, 2005



To the investors (each, a 'Shareholder'; together, the 'Shareholders') in MH Elite Fund of Funds (the 'Elite Fund') and the investors in
MH Elite Small Cap Fund of Funds (the 'Elite Small Cap Fund' and, together with the Elite Fund, the 'Funds'):

Notice is hereby given that an annual and special meeting of Shareholders of MH Elite Portfolio of Funds, Inc. (the 'Corporation'), which is the
New Jersey corporation that is comprised of the Funds, will be held at 220 Russell Avenue, Rahway, NJ 07065 on November 11, 2005, at 9:00 AM Eastern Time, for the following purposes:


1) To elect five (5) directors to the Corporation's Board of Directors;

2) To ratify or reject the selection of the firm Sanville & Co. as the independent public accountants to audit and certify financial statements of the Funds for the fiscal year ending December 31, 2005; and

3) To approve amending the Corporation's Certificate of Incorporation to:

     (a) allow the Corporation to, from time to time, issue one or more classes or series of shares of capital stock; and

     (b) increase the number of shares of stock that the Corporation is authorized to issue to one billion, having no par value.

4) To transact such other business as may properly come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

This is a combined Notice and Proxy Statement(s) for MH Elite Portfolio of Funds, Inc. There is enclosed a proxy form solicited by the Board of Directors. Each investor of each Fund will be asked to vote by using a proxy (or proxies) that correspond(s) to the Fund(s) in which such investor is invested. If you
are invested in each Fund, please complete a proxy card for each Fund.   Any
form of proxy which is executed and returned, nevertheless may be revoked prior to its use. All such proxies properly executed and received in time will be voted at the Meeting.

The Board of Directors has established the close of business on September 16, 2005, as the record date for determination of the shareholders entitled to notice of, and to vote at, the meeting.




             IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON,
        PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY FOR EACH FUND.
                PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.


By order of the Board of Directors:

/s/ Harvey Merson
Harvey Merson				                 Rahway, New Jersey
Secretary			                   	 September 17, 2005

                                PROXY STATEMENT


           THE BOARD OF DIRECTORS OF MH ELITE PORTFOLIO OF FUNDS, INC.
                           HEREBY SOLICITS YOUR PROXY


                          MH ELITE FUND OF FUNDS
                    MH ELITE SMALL CAP FUND OF FUNDS

                          220 Russell Avenue.
                      Rahway, New Jersey 07065
                           1-800-318-7969
                          www.mhelite.com



Enclosed herewith is a notice and form of proxy for an Annual and Special Meeting of holders (each, a 'Shareholder'; together, the 'Shareholders') of MH Elite Fund of Funds ('Elite Fund') and the MH Elite Small Cap Fund of Funds ('Elite Small Cap Fund' and, together with the Elite Fund, the "Funds") to be held on November 11, 2005, and if the Meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (attached).
Each of the Funds is a portfolio of MH Elite Portfolio of Funds, Inc.
(the "Corporation"), a New Jersey corporation. This proxy material was first mailed to shareholders on or about October 5, 2005.

The Board of Directors recommends that you vote as follows:

  1. For electing the Corporation's nominees to serve as Directors;

  2. For ratifying the selection of the firm Sanville & Co. as the independent public accountants to audit and certify financial statements of the Funds for the fiscal year ending December 31, 2005; and

  3. For approving the amendment to the Corporation's Certificate of Incorporation to:

     (a) allow the Corporation to, from time to time, issue one or more classes or series of shares of capital stock; and

     (b) increase the number of shares of stock that the Corporation is authorized to issue to one billion, having no par value.

You may revoke your proxy(ies) at any time before it is exercised either by mail notice to the Fund(s) or through resubmittal at a later date. In addition, any shareholder may vote in person at the meeting if such shareholder chooses, in which case votes cast at the meeting would supersede previously filed proxies.

You are requested to place your voting instructions on the enclosed proxy and then sign, date and return the signed proxy to the Fund. If you are invested in each of the two Funds, please complete one proxy for each of the Funds, then sign, date and return them to the Funds' offices.

The cost of soliciting proxies will be borne by the investment advisor, MH Investment Management, Incorporated.

There is one class of capital stock in the Corporation ('Common Stock'). The Common Stock covers both of the Funds. Each share of Common Stock has one vote. On September 16, 2005, the date of record (the 'Record Date'), the total number of outstanding shares of Common Stock was 1,583,301, of which 867,291 represented shares invested in the Elite Fund and 716,010 represented shares invested in the Elite Small Cap Fund. Only holders of shares at the close of business on the Record Date are entitled to receive notice of, and to vote at, the meeting. In all matters, each share has one vote.


                      Fund                  Number of Shares Outstanding On
                                                     Record Date
         Total shares outstanding                     1,583,301
         ------------------------------------------------------------------
         Shares representing interest in
         MH Elite Fund of Funds                        867,291
         ------------------------------------------------------------------
         Shares representing interest in
         MH Elite Small Cap Fund of Funds              716,010
         ------------------------------------------------------------------

Shareholders of each Fund vote separately with respect to Proposal 3 (amendment to the Corporation Certificate of Incorporation) and vote together with respect to the other proposals. The outcome of a vote affecting one Fund does not affect any other Fund, except where shareholders of the Corporation vote together.

PROPOSAL NO. 1

APPROVAL OF ELECTION OF DIRECTORS

There are five (5) nominees listed below who have consented to serve as directors of the Corporation, if elected, until the next Annual Meeting of Shareholders or until their successors are elected and qualified. Each nominee elected as director will be responsible for overseeing both of the Funds of the Corporation. None of these nominees is a director of (i) any other investment management company or (ii) any other company the capital stock of which is listed on any securities exchange or actively trades in a public marketplace. These five nominees also constitute all of the existing members of the Board of Directors.


     Name, Age &        Position(s)    Principal Occupation    Number of     Other
     Fund Officer       with Fund        Past Five Years       Portfolios  Dictorships
                        Length of                               in Fund     Held by
                       Time Served                              Complex     Director
                                                                Overseen
                                                               by Director

Jeff Holcombe (*),     Interested     Telcordia Technologies        2          None
49                   Director Since   Director of Software
                          1998        Development

Vince Farinaro,      Non-Interested   Converted Paper               2          None
77                   Director since   Products
                         1998         Consultant

Howard Sammm,        Board Chairman   Johnson and Johnson           2          None
60                   2004 and Non-    Healthcare Systems
                     Interested       Director
                     Director since
                         1998

Jerome Stern,        Non-Interested   Retired                       2          None
77                   Director since
                          1999

Tice Walker,         Non-Interested   Converium Reinsurance         2          None
37                   Director since   Actuary
                           2003


*Mr. Holcombe is an 'interested person' (as defined in the Investment Company Act of 1940) by virtue of his position with the Fund's Investment Adviser.


Shareholders have one vote for each share they own for each of five (5) directors of their choice. All proxies returned to the Funds, except those specifically marked to withhold authority, will be cast for the nominees listed above. A majority of the votes cast (including those cast via proxy and those cast in person), when a quorum is present, will be required to elect each director.


                                       Director Compensation

Each director, if any, who is not an 'interested director' as defined in the Investment Company Act of 1940 is paid $500 annually for each fund he/she oversees. Additionally, the Board chairman is paid $125 annually per Fund.
The Directors periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. Neither the interested Director nor any officer of the Funds receives any compensation from the Funds.

                          STOCK OWNERSHIP BY NOMINEE

The following table provides, with respect to each nominee, information about the dollar range of all shares of each Fund that he/she owned beneficially as of September 16, 2005:


                             Dollar Range of Equity Securities in the Funds
Name of Director           MH Elite          MH Elite Small     Aggregate Dollar Range of
or Nominee               Fund of Funds      Cap Fund of Funds   Equity Securities In All
                                                                Funds Overseen or to be
                                                                Overseen by Director or
                                                                        Nominee

Jeff Holcombe         Over $100,000          Over $100,000           Over $100,000
Vincent Farinaro      Over $100,000        $50,000 - $100,000        Over $100,000
Howard Samms               None            $50,000 - $100,00       $10,000 - $50,000
Jerome Stern          Over $100,000          Over $100,000           Over $100,000
Tice Walker         $50,000 - $100,000     $50,000 - $100,000        Over $100,000

As a group, the Directors owned shares of the Funds valued at over $ 1,033,764 as of September 16, 2005. The Directors and officers of each Fund own approximately 10.6% and 9.2% of the outstanding shares of the Elite Fund and the Elite Small Cap Fund, respectively.



                 Additional Information about the Board of Directors

In 2004, the Corporation's Board of Directors officially convened a meeting three times. No director missed more than one meeting. In 2005, to date, the Corporation's Board of Directors has officially convened two meetings. No director missed more than one meeting.

On August 12, 2004 Harvey Merson resigned as Director. He voluntarily chose to resign to enhance the independence of the Board.



     Process for Shareholders to Communicate Directly with a Specific Director

Any shareholder of the Corporation may communicate directly with any member of the Board by sending via first class mail a letter to that Director's attention at the following address:



                               (Director's name)
                                  c/o MH Elite
                               220 Russell Avenue.
                            Rahway, New Jersey 07065



                          Principal Executive Officers

     Name                    Age               Executive Office & Tenure

Harvey Merson                54            President since 1998 (inception)
                                           Secretary

Jeff Holcombe                49            Vice-President 1998 (inception)
                                           Treasury

Officers of the Funds receive no compensation from the Funds for their services.

                         Trustees' Responsibilities

The Investment Company Act of 1940 (the '1940 Act') and the rules and regulations promulgated thereunder require that your Fund have a minimum proportion of trustees who are Non-Interested Directors. The Non-Interested Directors must vote separately to approve all financial arrangements and other agreements with your Fund's investment manager and other affiliated parties. The role of Non-Interested Directors has been characterized as that of a 'watchdog' charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a Fund. Your Fund's Non-Interested Directors meet regularly as a group in executive session. Four of the five nominees for election as Directors would be Non-Interested Directors.


                              Director Meetings

The Directors meet three times a year to review the operations of each Fund.
The entire Board acts as the Funds' Audit Committee. The Board is devoted to reviewing each Fund's compliance procedures and practices, overseeing its accounting and financial reporting policies and practices and overseeing the quality and objectivity of its financial statements and the independent audit thereof. The Directors also meet with employee(s) of MH Elite to review recent performance and the current investment climate for selected Funds. These meetings ensure that each Fund's performance is reviewed in detail. During 2004, the average Director participated in approximately three board meetings. There are no standing committees of the Board.

Your Fund does not have a policy with respect to Director attendance at shareholder meetings. The Funds are required to hold annual meetings.



                             Director Responsibilities

Among other ways, the Directors seek to represent shareholder interests:

      - by carefully reviewing your Fund's investment performance on an individual basis with your Fund's investment team;

      - by carefully reviewing the quality of the various other services provided to the Funds and their shareholders by MH Elite and its affiliates;

      - by discussing with senior management steps being taken to address any performance deficiencies;

      - by conducting an in-depth review of the fees paid by each Fund and by negotiating with MH Elite to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing MH Elite sufficient resources to continue to provide high quality services in the future;

      - by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each Fund;

      - by monitoring potential conflicts between the Funds and MH Elite and its affiliates to ensure that the Funds continue to be managed in the best interests of their shareholders; and

      - by monitoring potential conflicts among Funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of Funds.


                       Limitation of Liability

Under the Corporation's By-Laws, the Directors and Officers are entitled to be indemnified by the Corporation to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Director or Officer of the Corporation.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTING THE CORPORATION'S NOMINEES TO SERVE AS DIRECTORS.

PROPOSAL NO. 2

APPROVAL OF THE SELECTION OF THE FIRM SANVILLE & CO. AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT AND CERTIFY FINANCIAL STATEMENTS OF THE FUNDS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005

Your Board of Directors has selected, subject to shareholder approval, the firm Sanville & Co. to audit and certify financial statements of the Funds for the year 2005. In connection with the audit function, Sanville & Co. would review the Funds' Annual Report to Shareholders and the Funds' filings with the Securities and Exchange Commission.

Sanville & Co. does not have any direct or material indirect financial interest in the Funds. A representative of Sanville & Co. will not be present at the meeting unless requested by a shareholder (either in writing or by telephone) in advance of the meeting. Such requests should be directed to the Secretary of the Funds at the Funds' offices.


                             Audit Fees

The fees billed by Sanville & Co. for professional services rendered for the audit of MH Elite Small Cap Fund of Funds' annual financial statements and for review of distributions to corresponding shareholders for the fiscal year ended was $6,750. The fees billed by Sanville & Co. for professional services rendered for the audit of MH Elite Fund of Funds' annual financial statements and for review of distributions to corresponding shareholders for the fiscal year ended December 31, 2004 was $6,750. If the shareholders ratify Sanville & Co. as the auditors of the Funds, the aggregate fees Sanville & Co. will bill for professional services for both Funds is projected to be $15,000. The Funds have not retained Sanville & Co. for tax services.



                             All other fees

Sanville & Co. did not bill the Funds for any other services, other than those described above.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF SANVILLE & CO. AS THE INDEPENDENT PUBLIC ACCOUNTANTS TO AUDIT AND CERTIFY FINANCIAL STATEMENTS OF THE FUNDS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

The Board of Directors has recommended that each shareholder approve the proposed Amendment to the Certificate of Incorporation, a copy of which is attached hereto (see Appendix A).

The Corporation is organized in New Jersey under the New Jersey Business Corporation Act (the 'Act'). The Act permits an entity like the Corporation to include in its Certificate of Incorporation provisions that would expressly permit the Corporation to issue, from time to time, one or more classes or series of capital stock. Each of the Elite Fund and the Elite Small Cap Fund would be designated as a separate series. In the future, the Corporation could designate additional series or classes. Providing for separate series allows for the creation of multiple funds utilizing the Corporation's infrastructure, thereby spreading certain fixed costs across multiple portfolios. Additional classes could also be added to access additional distribution channels. The use of one corporation with multiple series or classes is a common structure for mutual funds.

The Corporation is currently authorized to issue 10,000,000 shares of capital stock. If the Funds continue to grow with inflows of new money, it will become necessary to issue additional shares of capital stock to the new subscribers. In order to avoid the necessity of a future amendment to the Certificate of Incorporation that would increase the authorized number of shares in the Funds, the Corporation can increase such number of authorized shares under the Certificate of Amendment proposed above, a copy of which is attached
(see Appendix A).

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE THE AMENDMENT TO THE CORPORATION'S CERTIFICATE OF INCORPORATION TO (A) ALLOW THE CORPORATION TO, FROM TIME TO TIME, ISSUE ONE OR MORE CLASSES OR SERIES OF SHARES OF CAPITAL STOCK; AND (B) INCREASE THE NUMBER OF SHARES OF STOCK THAT THE CORPORATION IS AUTHORIZED TO ISSUE TO ONE BILLION, HAVING NO PAR VALUE.

               Further Information About Voting And The Meeting

Shareholders of each Fund vote separately with respect to Proposal 3 (amendment to the Corporation Certificate of Incorporation) and vote together with respect to the other proposals. The outcome of a vote affecting one Fund does not affect any other Fund, except where shareholders of the Corporation vote together. A majority of the shares entitled to vote constitute a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in this proxy statement). A clerk appointed by the Directors will determine whether a quorum has been reached. Approval of Proposals No. 1 and No. 2 requires the affirmative vote of a majority of the shares of the entire Corporation voted in person or by proxy at the meeting. Approval of Proposal No. 3 requires the affirmative vote of a majority of the shares of each Fund voted in person or by proxy. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Directors as tellers for the meeting. The tellers will count the total number of votes cast 'for' approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and 'broker non-votes' (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes have the effect of a vote 'against' the proposal.



                              Revocation of Proxies

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the clerk appointed by the Directors, (ii) by properly executing a later-dated proxy, or (iii) by attending the meeting and voting in person.


                                   Adjournment

If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your Fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


                           MH ELITE FUND OF FUNDS

Title of                   Name and Address      Amount and Nature         Percent of
Class/Portfolio(1)       of Beneficial Owner    of Beneficial Owner   Class/Portfolio (1)

------------------------------------------------------------------------------------------
MH Elite Fund of Funds   Trust under LaPenta     See Notes 1 and 2          6.2% (2)
                         Oil Company             immediately below
                         60 Dunbar Avenue        this table
                         Fords, NJ 08865
------------------------------------------------------------------------------------------
MH Elite Fund of Funds   Raymond and Grace Choy  See Notes 1 and 3          6.0% (3)
                         20 Baltic Court         immediately below
                         Edison, NJ 08820        this table
------------------------------------------------------------------------------------------
MH Elite Fund of Funds   (Collectively, the      See notes 1 and 4         10.6% (4)
                         officers and directors  immediately below
                         of the Corporation)     this table
                         c/o MH Elite
                         220 Russell Avenue
                         Rahway, NJ 07065
-------------------------------------------------------------------------------------------

   (1) The Corporation has no classes of stock other than its Common Stock.
   (2) This shareholder's investment in the MH Elite Fund of Funds approximates 6.2% of the total assets of that Fund. This shareholder's aggregate investment in the Funds approximates 4.7% of the total assets of the Funds. The shareholder's aggregate shares in the Corporation equal 4.9% of the outstanding shares.
   (3) This shareholder's investment in the MH Elite Fund of Funds approximates 6.0% of the total assets of that Fund. This shareholder's aggregate investment in the Funds approximates 4.8% of the total assets of the Funds. The shareholder's aggregate shares in the Corporation equal 5.0% of the outstanding shares.
   (4) This group's aggregate investment in the MH Elite Fund of Funds approximates 10.6% of the total assets of that Fund. This group's aggregate investment in the Funds, collectively, approximates 9.9% of the total assets of the Funds. The group's aggregate shares in the Corporation equals 10.0% of the outstanding shares.


                            MH ELITE SMALL CAP FUND OF FUNDS

Title of                   Name and Address      Amount and Nature         Percent of
Class/Portfolio(1)       of Beneficial Owner    of Beneficial Owner   Class/Portfolio (1)

------------------------------------------------------------------------------------------
MH Elite Small Cap       Counsel Trust Co.     See Notes 1 and 2            30.4% (2)
Fund of Funds            FBO FTJFC             immediately below
                         Non-Qualified         this table
                         235 St. Charles Way
                         Suite 100
                         York, PA 17402
------------------------------------------------------------------------------------------

MH Elite Small Cap       (Collectively, the      See notes 1 and 4           9.2% (3)
Fund of Funds            officers and directors  immediately below
                         of the Corporation)     this table
                         c/o MH Elite
                         220 Russell Avenue
                         Rahway, NJ 07065
-------------------------------------------------------------------------------------------

   (1) The Corporation has no classes of stock other than its Common Stock.
   (2) This shareholder's investment in the MH Elite Small Cap Fund of Funds approximates 30.4% of the total assets of that Fund. This shareholder's aggregate investment in the Funds, approximates 16.1% of the total assets of the Funds. The shareholder's aggregate shares in the Corporation equals 13.8% of the outstanding shares.
   (3) This group's aggregate investment in the MH Elite Small Cap Fund of Funds approximates 9.2% of the total assets of that Fund. This group's aggregate investment in the Funds, collectively, approximates 9.9% of the total assets of the Funds. The group's aggregate shares in the Corporation equals 10.0% of the outstanding shares.

                            SHAREHOLDER PROPOSALS

The Funds tentatively expect to hold their next annual meeting of shareholders in June 2006. Shareholder proposals may be presented at that meeting provided that they are received by the Funds not later than January 6, 2006, in accordance with Rule 14a-8 issued under the Securities Exchange Act of 1934, which sets forth certain requirements.



                              INVESTMENT ADVISER

MH Investment Management Inc., (the 'Adviser') furnishes the Funds with investment advice and, in general, supervises the management and investment program of the Funds. Harvey Merson and Jeff Holcombe are officers of the Adviser and of the Funds. MH Investment Management, Inc is located at 220 Russell Avenue, Rahway, NJ 07065.

                              SHAREHOLDER REPORTS

A copy of the 2004 Annual Report and 2005 Semi-Annual Report have previously been sent to shareholders. Shareholders may receive additional copies of the reports without charge by calling (800) 318-7969 or by writing to MH Elite Portfolio of Funds, Inc., 220 Russell Avenue, Rahway, NJ 07065. No part of the 2004 Annual Report or 2005 Semi-Annual Report to Shareholders is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors, to the extent permitted by law.

By order of the Board of Directors:

/s/ Harvey Merson
Harvey Merson
Secretary

Rahway, New Jersey
September 17, 2005

                                   APPENDIX A

                           CERTIFICATE OF AMENDMENT
                                       OF
                         CERTIFICATE OF INCORPORATION
                                       OF
                       MH ELITE PORTFOLIO OF FUNDS, INC.


TO:	Treasurer
State of New Jersey


Pursuant to the Provisions of Section 14A:9 2(4) and Section 14A:9 4(3) of the New Jersey Business Corporation Act, MH Elite Portfolio of Funds Inc.
(the 'Corporation') adopts the following Certificate of Amendment to its Certificate of Incorporation:

      1. The name of the Corporation is MH Elite Portfolio of Funds Inc.

      2. The following amendments to the Certificate of Incorporation were adopted by the shareholders of the Corporation as of
          _________  ____, 2005:

Article Fourth is hereby deleted in its entirety and replaced with the following new Article Fourth.

     'FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is One Billion (1,000,000,000) shares of Common Stock, without par value (hereinafter referred to as 'Common Stock').

      The Common Stock may be issued from time to time in one or more classes and/or series. The Board of Directors is hereby authorized to provide for the issuance of shares of Common Stock in one or more classes and/or series and, by filing a amendment to this Certificate of Incorporation pursuant to the applicable law of the State of New Jersey (hereinafter referred to as 'Common Stock Designation'), to establish from time to time the number of shares to be included in each such class and/or series, and to fix the relative rights, preferences and limitations of the shares of each such class and/or series. The authority of the Board of Directors with respect to each class and/or series shall include, but not be limited to, determination of the following:

      (a) The designation of the class and/or series, which may be by distinguishing number, letter or title;

      (b) The number of shares of the class and/or series, which number the Board of Director may thereafter (except where otherwise provided in the Common Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

      (c) The entitlement of the holders thereof to cumulative, non-cumulative or partially cumulative dividends;

      (d) The entitlement of the holders thereof to receive dividends payable on a parity with or in preference to the dividends payable on any other class and/or series;

      (e) The entitlement of the holders thereof to preferential rights upon the liquidation of, or upon any distribution of the assets of, the corporation;

      (f) Whether such class and/or series is convertible as provided under the applicable law of the State of New Jersey;

      (g) Whether such class and/or series is redeemable as provided under the applicable law of the State of New Jersey; and

      (h) Whether such class and/or series shall lack voting rights or have limited voting rights or enjoy special or multiple voting rights.'

The following new Article Seventh and Article Eighth are hereby added:

      'SEVENTH. The corporation shall indemnify every officer, director and corporate agent to the fullest extent permitted by the New Jersey Business Corporation Act as the same may be amended from time to time.


      EIGHTH. To the fullest extent permitted by the New Jersey Business Corporation Act as the same may be amended from time to time, no director or officer of the corporation shall be personally liable to the corporation or its shareholders for damages for breach of any duty owed to the corporation or its shareholders except that no director or officer shall be relieved from liability for any breach of duty based upon an act or omission (a) in breach of such person's duty of loyalty to the corporation or its shareholders, (b) not in good faith or involving a knowing violation of law or (c) resulting in receipt by such person of an improper personal benefit.'

      3. The number of shares of the Corporation entitled to vote on the amendment is _______________ common shares without par value.

      4. The number of shares voted for the amendment is _____________ (     );
         the number of shares voted against the amendment is _________ (      ).
         The approval for the amendment was taken without a shareholder meeting pursuant to the written consents of the shareholders of the Corporation.

Dated:	  _____________ _____, 2005


MH ELITE PORTFOLIO OF FUNDS INC.



BY:________________________________________
Harvey Merson, President

                    PROXY - SOLICITED BY THE BOARD OF DIRECTORS
                            MH Elite Portfolio of Funds, Inc.
                     Annual and Special Meeting of Shareholders
                                  November 11, 2005
                                  www.mhelite.com

                 PLEASE COMPLETE THIS PROXY IF YOU ARE INVESTED IN
                             MH ELITE FUND OF FUNDS


Annual and special meeting of MH Elite Portfolio of Funds, Inc. (the 'Corporation') will be held November 11, 2005 at 220 Russell Avenue, Rahway, New Jersey at 9:00 A.M. The undersigned hereby appoints Harvey Merson and/or Jeff Holcombe as proxies to represent and to vote all shares of the Corporation that he/she owns or controls at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.


1.  Election of Directors
       ___
      l___l     FOR all nominees except as marked to the contrary below.
       ___
      l___l     WITHHOLD AUTHORITY to vote for all nominees.

     Instructions: To withhold authority to vote for nominee(s), strike a line through his/their name(s) in the following list.

         V. Farinaro, J. Holcombe, H. Samms, J. Stern, T. Walker


2. Ratification of the selection of the firm Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Corporation and of MH Elite Fund of Funds for the fiscal year ending December 31, 2005.

            ___                ___                    ___
           l___l   FOR        l___l   AGAINST        l___l   ABSTAIN

3. Approval of the proposed Amendment to the Certificate of Incorporation to:

           (a) allow the Corporation to, from time to time, issue one or more class(es) and/or series of capital stock, at the discretion of the Board of Directors; and

           (b) increase the authorized number of total shares of the Corporation.

           ___                ___                    ___
           l___l   FOR        l___l   AGAINST        l___l   ABSTAIN






Please mark, date, sign and return the proxy promptly in the enclosed envelope.

For joint registrations, both parties should sign. If more than two parties are jointly registered, please write in additional spaces and have all parties sign.






________________________________              ________________________________
Shareholder's Signature and Date              Shareholder's Signature and Date

                       PROXY - SOLICITED BY THE BOARD OF DIRECTORS
                            MH Elite Portfolio of Funds, Inc.
                       Annual and Special Meeting of Shareholders
                                  November 11, 2005
                                  www.mhelite.com

                 PLEASE COMPLETE THIS PROXY IF YOU ARE INVESTED IN
                        MH ELITE SMALL CAP FUND OF FUNDS



Annual and special meeting of MH Elite Portfolio of Funds, Inc. (the 'Corporation') will be held November 11, 2005 at 220 Russell Avenue, Rahway, New Jersey at 9:00 A.M. The undersigned hereby appoints Harvey Merson and/or Jeff Holcombe as proxies to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified below.



SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY
COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all items.


1.  Election of Directors
       ___
      l___l     FOR all nominees except as marked to the contrary below.
       ___
      l___l     WITHHOLD AUTHORITY to vote for all nominees.

     Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

         V. Farinaro, J. Holcombe, H. Samms, J. Stern, T. Walker

2. Ratification of the selection of the firm Sanville & Co. by the Board of Directors as independent public accountants to audit and certify financial statements of the Corporation and of MH Elite Fund of Funds for the fiscal year ending December 31, 2005.

            ___                ___                    ___
           l___l   FOR        l___l   AGAINST        l___l   ABSTAIN

3.  Approval of the proposed Amendment to the Certificate of Incorporation to:

        (a) allow the Corporation to, from time to time, issue one or more class(es) and/or series of capital stock, at the discretion of the Board of Directors; and

	(b) increase the authorized number of total shares of the Corporation.




Please mark, date, sign & return the proxy promptly in the enclosed envelope.

For joint registrations, both parties should sign. If more than two parties are jointly registered, please write in additional spaces and have all parties sign.







________________________________              ________________________________
Shareholder's Signature and Date              Shareholder's Signature and Date